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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 24, 2001, relating to the financial statements and financial statement schedule which appears in Boston Properties' Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to our firm under the caption "Experts" in such Registration Statement.



                                              /s/ PricewaterhouseCoopers LLP
                                             ---------------------------------
                                                  PricewaterhouseCoopers LLP



April 11, 2001